Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 11-K of the Coal Company Salary Deferral and Profit Sharing Plan (the “Plan”) for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John M. Poma, Vice President, Human Resources of Massey Energy Company (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ JOHN M. POMA
John M. Poma Vice President, Human Resources (Administrator of the Plan)